                                                                   EXHIBIT 10.30


            _______________________________________________________

               LTC COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES

                                 SERIES 1996-1

                        ______________________________

                              PURCHASE AGREEMENT

                             Dated March 27, 1996

                        ______________________________

            _______________________________________________________

               LTC COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES

                                 SERIES 1996-1

                              PURCHASE AGREEMENT
                              ------------------

                                                                  March 27, 1996


Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

          LTC REMIC Corporation, a Delaware corporation (the "Company") and LTC Properties, Inc., a Maryland corporation, as originator ("LTC"), hereby agree with Goldman Sachs & Co., a New York limited partnership (the "Purchaser"), as follows:

          1.  The Certificates. The Company expects to enter into a Transfer and
              ----------------
Repurchase Agreement to be dated as of March 1, 1996 (the "Transfer Agreement"), which will provide for the transfer by LTC to the Company of all of the right, title and interest of LTC in a pool of mortgage loans (the "Mortgage Loans") secured by first and second mortgage liens on properties that provide healthcare and/or long-term nursing care (the "Mortgaged Properties"), together with certain related assets. The Company, in its capacity as depositor, expects to enter into a Pooling and Servicing Agreement, to be dated as of March 1, 1996 (the "Pooling Agreement"), with LaSalle National Bank, as trustee (the "Trustee"), ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"), GMAC Commercial Mortgage Corporation, as master servicer (the "Master Servicer") and LTC, as special servicer and originator. In addition, LTC will enter into a subservicing agreement to be dated as of March 1, 1996 with GMAC Commercial Mortgage Corporation (the "Subservicing Agreement"). The Pooling Agreement will provide for the issuance of pass-through certificates (the "Certificates") that evidence undivided interests in a trust (the "Trust

Fund") whose assets will consist of the Mortgage Loans and other related assets. The Mortgage Loans have an aggregate unpaid principal balance of approximately $112,487,255 as of the close of business on March 1, 1996 (the "Cut-Off Date"), after giving effect to payments of principal due on or before the Cut-Off Date. Unless otherwise specifically defined herein, all capitalized terms shall have the meanings ascribed to them in the Pooling Agreement or the Offering Circular. The Pooling Agreement, the Transfer Agreement, the Subservicing Agreement, this Agreement and each Assignment (as defined in the Transfer Agreement) relating to a Mortgage Loan are hereinafter referred to collectively as the "Agreements."

          2.   Representations and Warranties of the Company and LTC.
               -----------------------------------------------------

               (a) Each of the Company and LTC represents and warrants, jointly and severally, to the Purchaser as of the date hereof, with respect to itself, as follows:

               (i) A preliminary offering circular dated March 15, 1996 (the "Preliminary Offering Circular") and a final offering circular dated March 27, 1996 (the "Final Offering Circular" and, together with the Preliminary Offering Circular, the "Offering Circular") has been prepared in connection with the offering of the Offered Certificates (as defined herein). The Preliminary Offering Circular and the Offering Circular and any amendments or supplements thereto will not, as of the date thereof, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. There are no facts known to it which, individually or in the aggregate, may impair its ability to perform its obligations under any of the Agreements;

               (ii) Each of the Agreements to which it is or will be a party has or will have been duly authorized, executed and delivered by such party at the time of closing and, assuming due execution and delivery by the other parties thereto, constitutes or will constitute a legal, valid and binding agree-ment of such party, enforceable against such party in accordance with its terms. The Certificates and the Agreements will conform to the description thereof in the Offering Circular;

               (iii) The issuance and sale of the Offered Certificates and the compliance by it with all of the provisions of the Certificates and the Agreements, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, nor will such action result in any violation of the provisions of its Charter or By-laws or other similar documents or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Offered Certificates or consummation by it of the transactions contemplated by any of the Agreements, except such consents, approvals, authorizations, registrations or qualifications as may be required under the securities or Blue Sky laws of the United States or any state in connection with the purchase and resale of the Offered Certificates by the Purchaser and except for recordation of assignments of the Mortgage Loans which will be effected following the Closing. It is not in breach or violation of any indenture or other material agreement or instrument to which it is a party or by which it is bound, or in violation of any applicable statute or regulation or any order of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which breach or violation would have material adverse effect on the ability of such party to perform its obligations under any of the Agreements to which it is a party;

               (iv) Any taxes, fees and other governmental charges in connection with the execution and delivery of the Agreements, the transfer of the Mortgage Loans to the Trust Fund and the execution, authentication, issuance and delivery of the Offered Certificates have been or will be paid at or prior to the Closing Date;

                    (v) There is no action, suit or proceeding against, or investigation of, such party pending or to its knowledge threatened, before any court, administrative agency or other tribunal which, either individually or in the aggregate, (A) asserts the invalidity of any of the Agreements or the Certificates, (B) seeks to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by any of the Agreements, (C) could either individually or in the aggregate, materially and adversely affect the performance by it of its obligations under, or the validity or enforceability of, any of the Agreements or the Certificates or (D) seeks to affect the federal income tax or ERISA attributes of the Certificates described in the Offering Circular;

                    (vi) Neither it, nor any of its Affiliates, nor any person authorized or employed by it has, directly or indirectly, sold or offered for sale or disposed of, or attempted or offered to sell or dispose of, any Offered Certificate or similar security other than the Certificates that are not Offered Certificates, or solicited offers to buy any Offered Certificate or similar security other than the Certificates that are not Offered Certificates from, or otherwise approached or negotiated with respect thereto, any person or persons other than the Purchaser. Neither it, nor any of its Affiliates will, directly or indirectly, offer or sell any Certificate or similar security in a manner which would render the issuance and sale of the Certificates a violation of Section 5 of the Securities Act of 1933, as amended (the "1933 Act"), or require registration pursuant thereto, nor will it authorize any person to act in such manner;

                    (vii) (A) It is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States

     Investment Company Act of 1940, as amended (the "1940 Act"), and (B) neither it, nor any person acting on its behalf, other than the Purchaser, has offered or sold the Certificates by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act;

               (viii) It has been duly incorporated or created and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, and, as applicable, has elected to be treated as a real estate investment trust under Section 856(c) of the Code, with the power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Circular, with respect to it, and to enter into the Agreements to which it is party and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns its properties or conducts any such business as to require such qualification, except where failure to obtain such qualification would not have a material adverse effect on the condition (financial or otherwise), assets, business or results of operations of the Company and LTC taken as a whole provided, however, that in no event shall LTC or the
                          --------  -------
     Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Offered Certificates, in any jurisdiction where it is not so subject;

               (ix) It is not in violation of its Charter or By-laws or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other material agreement or instrument to which it is respectively a party or by which it or any of its properties may be bound;

               (x) It is not under any obligation to pay any broker's fee or any commission in connection with the transactions contemplated by this Agreement, other than the purchase discount and other amounts payable to the Purchaser set forth in Schedule I hereto;
                                                   ----------

                 (xi) For federal income tax purposes, the Upper-Tier REMIC and the Lower-Tier REMIC will each qualify as a REMIC pursuant to Section 860D of the Internal Revenue Code of 1986 (the "Code"). Each Class of Certificates other than the Class R Certificates and the Class LR Certificates, will qualify as "regular interests" in the Upper-Tier REMIC, each class of Lower-Tier Interests will qualify as "regular interests" in the Lower-Tier REMIC, and the Class R and Class LR Certificates will be the "residual interest" in the Upper-Tier REMIC and the Lower-Tier REMIC, respectively, within the meaning of the Code; and

                 (xii) The offering and sale of the Offered Certificates are exempt from the registration requirements of the 1933 Act. The Pooling Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended.

                  (b) LTC represents and warrants to the Purchaser as of the date hereof as follows:

                  (i) Immediately prior to the transfer of the Mortgage Loans to the Company pursuant to the Transfer Agreement, LTC will own full legal and equitable title to each Mortgage Loan free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest. The transfer of the Mortgage Loans to the Company pursuant to the Transfer Agreement will be effective to convey to the Company all of LTC's right, title and interest in and to the Mortgage Loans; and

                  (ii) The transactions contemplated by the Transfer Agreement do not involve all or substantially all of the assets of LTC. The transfer, assignment and conveyance of the Mortgage Loans and related assets by LTC pursuant to the Transfer Agreement is not subject to bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

                  (c) The Company represents and warrants to the Purchaser as of the date hereof as follows:

                  (i) Immediately prior to the transfer of the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement, the Company will own full legal and equitable title to each Mortgage Loan free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest. The transfer of the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement, either (A) will be effective to transfer to the Trust Fund all of the Company's right, title and interest in and to the Mortgage Loans or (B) will be effective to create a valid and perfected first priority security interest (other than any lien granted pursuant to Article II of the Transfer Agreement) in the Mortgage Loans in favor of the Trustee for the benefit of the Certificateholders;

                    (ii) When the Offered Certificates are issued and delivered pursuant to the Pooling Agreement and this Agreement, such Certificates will not be of the same class (within the meaning of Rule 144A under the 1933 Act) as securities which are listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), or quoted in a U.S. automated inter-dealer quotation system;

                    (iii) The transfer, assignment and conveyance of the Mortgage Loans and related assets by the Company pursuant to the Pooling Agreement is not subject to bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction; and

                    (iv) All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

               3.   Representations and Warranties of the Purchaser.  The
                    -----------------------------------------------
Purchaser represents to the Company as follows:

                    (a) The Purchaser agrees not to solicit any offer to buy any Offered Certificates from, or offer to sell any Offered Certificates to, any person in the United States unless (i) the Purchaser reasonably believes that at such time such person and each other person for whom such person is acting are "qualified institutional buyers" within the meaning of Rule 144A under the 1933 Act or pursuant to an exemption from registration provided by Rule 144 under the 1933 Act, and (ii) the Purchaser reasonably believes that any purchase of Offered Certificates by such person will be for such person's own account or for one or more accounts as to each of which such person exercises sole investment discretion and not with a view to any distribution, as such term is interpreted under the 1933 Act; provided, however, that if the purchase
                                        --------  -------
is of a class of Certificates other than the Class A Certificates, then the person shall not be a person that is an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
Section 4975 of the Code, or any person acting on behalf of such plan or using the assets of any such plan in such transfer unless an exemption from the Plan Assets Rule thereunder is applicable. The Purchaser understands that any such employee benefit plan subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code, any governmental plan, as defined in Section 3(32) of ERISA, and any such person acting on behalf of or using the assets of any such plan, are prohibited from acquiring the Class X-1, Class X-2, Class R, Class LR, Class B, Class C, Class D, Class E, Class F or Class G Certificates, and that disqualified organizations (as defined in the Code) are prohibited from acquiring the Class R and Class LR Certificates unless such an exemption applies.

                    (b) The Purchaser is an accredited investor within the meaning of Rule 501(a) (1) under the 1933 Act.

                    (c) The Purchaser is not an employee benefit plan subject to ERISA or a disqualified organization (as defined in the Code) prohibited from acquiring the Class R and Class LR Certificates.

                    (d) The Purchaser has not offered or sold and will not offer or sell the Offered Certificates by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

               4.   Purchase and Sale of the Certificates.  In reliance upon the
                    -------------------------------------
representations and warranties contained in the Agreements and subject to the terms and conditions set forth herein, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, (i) $69,177,000 aggregate principal amount of 7.06% Class A Certificates (the Class A Certificates"), (ii) $8,718,000 aggregate principal amount of 7.44% Class B Certificates (the "Class B Certificates"), (iii) $7,593,000 aggregate principal amount of 7.56% Class C Certificates (the "Class C Certificates"), (iv) $5,062,000 aggregate principal amount of 7.97% Class D Certificates (the "Class D Certificates"), (v) $1,000 aggregate principal amount of 9.16% Class R Certificates (the "Class R Certificates") and (vi) $1,000 aggregate principal amount of 9.16% Class LR Certificates (the "Class LR Certificates" and, together with the Class A, Class B, Class C, Class D and Class R Certificates, the "Offered Certificates") at an aggregate price (the "Purchase Price") equal to the amount described in Schedule I hereto.
                                                   ----------

          The Purchase Price shall be payable to the Company by wire transfer to an account at a bank in New York City specified by the Company, in immediately available funds, or by such other method as the Purchaser and the Company may agree upon in writing.

          5.   The Closing; Delivery of the Certificates.  The purchase and sale
               -----------------------------------------
of the Offered Certificates pursuant hereto (the "Closing") shall be held on or prior to March 29, 1996, or on such other date as shall be mutually acceptable to the Company and the Purchaser (the "Closing Date"). The Closing shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York 10022 at 10:00 a.m. (New York City time) on the Closing Date or at such other time and place in New York City as the Purchaser and the Company may agree upon in writing. Not later than 1:00 p.m. (New York City Time) on the Business Day prior to the Closing Date the Company shall deliver through, and place in the custody of, the facilities of The Depository Trust Company ("DTC), against payment of the Purchase Price, one global certificate for the Class A Certificates in the denomination of $69,177,000, one global certificate for the Class B Certificates in the denomination of $8,718,000, one global certificate for the Class C Certificates in the denomination of $7,593,000 and one global certificate for the Class D Certificates in the denomination of $5,062,000, each registered in the name of Cede & Co., as nominee of DTC. At the Closing, the Company will deliver to the Purchaser against payment of the Purchase Price, one Class R Certificate in the denomination of $1,000 and one Class LR Certificate in the denomination of $1,000 in all cases registered in the Purchaser's name or in the name of its nominee and delivered to the Purchaser in definitive certificated form; provided, however, that if the
                                           --------  -------
Purchaser requests the Company in writing not less than forty-eight hours prior to the Closing Date to issue to the Purchaser Offered Certificates in other denominations (authorized pursuant to Section 5.1 of the Pooling Agreement) that equal in the aggregate the denominations mentioned in this sentence for the relevant Class, the Company will comply with such request. The Certificates will be made available for checking and delivery at least twenty-four hours prior to the Closing at the offices of Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York 10022.

          6.   Covenants of the Company and LTC. Each of the Company and LTC
               --------------------------------
jointly and severally, agree with the Purchaser:

               (a) To prepare the Offering Circular in a form approved by the Purchaser and to make no further amendment or any supplement to the Offering Circular to which the Purchaser objects promptly after reasonable notice thereof; and to advise the Purchaser promptly of any such amendment or supplement after such Closing and to furnish the Purchaser with copies thereof;

               (b) Promptly from time to time to take such action as the Purchaser may reasonably request to qualify the Offered Certificates for offering and sale under the securities laws of such jurisdictions in the United States as the Purchaser may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Offered Certificates; provided, that in connection therewith neither the Company nor LTC shall be
--------
required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

               (c) To furnish the Purchaser with such number of copies as the Purchaser may reasonably request of the Offering Circular and each amendment or supplement thereto and additional copies in such quantities as the

Purchaser may from time to time reasonably request, and, if at any time prior to the expiration of six months after the date hereof for such Offered Certificates, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Offering Circular was delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify the Purchaser and upon its request to prepare and furnish without charge to the Purchaser as many copies as the Purchaser may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

                    (d) If at any time after the period referred to in Section 6(c) the Purchaser shall be required to deliver an Offering Circular in connection with the offering or sale of Certificates, to promptly provide, at the expense of the Purchaser, as many copies of an appropriately updated Offering Circular as the Purchaser shall reasonably request;

                    (e) During the period beginning from the date hereof and continuing until the expiration of six months after the Closing, not to offer, sell, contract to sell or otherwise dispose of any securities which are substantially similar to the Offered Certificates, without the prior written consent of the Purchaser; and

                    (f) Not to offer, sell, contract to sell or otherwise dispose of any of the Certificates, or any securities that are substantially similar to the Certificates, in any manner that would cause the offering and sale of the Offered Certificates pursuant to this Agreement to fail to qualify for the exemption from registration afforded by Section 4(2) of the Act; provided, however, that if the purchase is of a class of Certificates other than
--------  -------
the Class A, Class X-1 or Class X-2 Certificates, then the person shall not be a person that is an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, or any person acting on behalf of such plan or using the assets of any such plan.

          7.   Expenses. The Company and LTC jointly and severally covenant and
               --------
agree with the Purchaser that, whether or not the transactions contemplated hereby shall be consummated, it will pay, cause to be paid, or reimburse the Purchaser upon demand for, all reasonable expenses (including, without limitation, all reasonable out-of-pocket expenses which the Purchaser, in its sole discretion, may incur) in connection with any of the Agreements, the Certificates and the transactions contemplated thereby, including, without limitation, (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the issuance of the Certificates, the preparation and printing of the Offering Circular and amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchaser; (ii) the cost of printing or producing this Agreement and any other Agreements, the blue sky and legal investment memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Certificates; (iii) all expenses in connection with the qualification of the Certificates for offering and sale under state securities laws as provided in Section 6(b) hereof, including the fees and disbursements of counsel for the Purchaser in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Certificates; (v) the cost of preparing the Certificates, obtaining a private placement number for the Certificates and delivering the Certificates to the Purchaser; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with any of the Agreements and the Certificates; (vii) the legal fees, expenses and disbursements of counsel to the Purchaser; and (viii) all other costs and expenses incident to the performance by either of the Company or LTC of its obligations hereunder which are not otherwise specifically provided for in this Section.

          8.   Conditions of the Purchaser's Obligation. The obligation of the
               ----------------------------------------
Purchaser set forth in Section 4 to purchase the Offered Certificates on the Closing Date shall be subject to the accuracy of the representations and warranties as of the date hereof and as of the Clos-
     ing Date that are made on the part of either or both of the Company and LTC and contained in this Agreement, the accuracy of the statements made by either or both of the Company or LTC in any certificates furnished pursuant to the provisions hereof and the following additional conditions:

                    (i) Each of the Company and LTC shall have complied with all the agreements and satisfied all the obligations on its part to be performed or satisfied at or prior to the Closing Date under any of the Agreements;

                    (ii) The Purchaser shall have completed a review of such documentation relating to the Mortgage Loans as the Purchaser may deem appropriate and, on the basis of such review, nothing shall have come to the attention of the Purchaser that causes it to conclude that there is any breach of or inaccuracy in the representations and warranties of either the Company or LTC set forth in this Agreement;

                    (iii) On or prior to the date hereof and on or prior to the Closing Date, the Purchaser shall have received a letter, dated as of each such date, of Coopers and Lybrand, certified public accountants, to which the Purchaser has previously agreed and otherwise in form and substance satisfactory to the Purchaser and to counsel to the Purchaser;

                    (iv) The Purchaser shall have received an option from Weil, Gotshal & Manges, LLP, counsel to the Company and LTC, dated the Closing Date in form and substance satisfactory to the Purchaser to the effect that:

                    (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the character of its activities requires such qualifica-
     tion, except where the failure of the Company to be so qualified would not have a material adverse effect on the business, operations or financial condition of the Company;

                 (b) The Company has all requisite corporate power and authority to execute and deliver the Agreements and the Assignments and to perform its obligations thereunder. The execution, delivery and performance of the Agreements and the Assignments by the Company and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company. The Agreements and the Assignments have been duly and validly executed and delivered by the Company and the Agreements (assuming the due authorization, execution and delivery thereof by LTC, the Trustee and the Master Servicer) constitute the legal, valid and binding obligations of the Company and LTC, to the extent a party thereto, enforceable against them in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that (A) rights to indemnification thereunder may be limited by federal or state securities laws or public policy relating thereto and (B) certain remedial provisions of the Agreements are or may be unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not affect the validity of the Agreements, and the Agreements contain adequate provisions for the practical realization of the rights and benefits afforded thereby. No opinion shall be expressed in this paragraph as to the perfection or priority of any liens granted pursuant to the Pooling Agreement;

               (c) Neither the issuance or sale of the Certificates nor the execution and delivery of the Agreements, the consummation of the transactions contemplated thereby and compliance by the Company with any of the provisions thereof will conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the certificate of incorporation or by-laws of the Company, (ii) any of the terms, conditions or provisions of any material agreement or other instrument to which the Company is a party or by which it is bound of which such counsel is aware, (iii) any New York, Delaware corporate or federal law or regulation (other than federal and state securities or Blue Sky laws, as to which such counsel may express no opinion except as set forth in paragraph (g) below), or (iv) any judgement, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Company of which such counsel is aware;

               (d) No consent, approval, waiver, license or authorization or other action by or filing with any New York, Delaware corporate or federal governmental authority is required in connection with the execution and delivery by the Company of the Agreements, the issuance of the Certificates of the offer, sale or delivery of the Certificates in the manner and under the circumstances contemplated by this Agreement or the consummation by the Company of the transactions contemplated thereby, except for federal and state securities or Blue Sky laws, as to which such counsel may express no opinion except as set forth in paragraph (g) below;

               (e) To such counsel's knowledge, there is no litigation, proceeding or governmental investigation pending or overtly threatened against the Company that relates to any of the transactions contemplated by any of the Agreements;

               (f) Each Certificate, when executed and authenticated by the Trustee in accordance with the Pooling Agreement and delivered and paid for by the Purchaser in accordance with this Agreement, will be validly issued and outstanding and entitled to the benefits of the Pooling Agreement, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that (A) rights to indemnification thereunder may be limited by federal or state securities laws or public policy relating thereto and (B) certain remedial provisions of the Pooling Agreement are or may be unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not affect the validity of the Pooling Agreement, and the Pooling Agreement contains adequate provisions for the practical realization of the rights and benefits afforded thereby. No opinion shall be expressed in this paragraph as to the perfection or priority of any liens granted pursuant to the Pooling Agreement;

                    (g) Assuming the accuracy of the representations and warranties of the Company in Section 2 of this Agreement and of the Purchaser in Section 3 of this Agreement, the offer, issuance, sale and delivery of the Class A, Class B, Class C, Class D, Class R and Class LR Certificates to the Purchaser and the reoffer, resale and delivery of the Class A, Class B, Class C, Class D, Class R and Class LR Certificates by the Purchaser in compliance with the applicable provisions of this Agreement and the Pooling Agreement does not require registration under the 1933 Act. The Pooling Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended;

                    (h) The statements contained in the Offering Circular under the headings "Certain Federal Income Tax Consequences," "ERISA Con-
          siderations" and "Certain Legal Aspects of the Mortgage Loans," to the extent that they constitute matters of law or legal conclusions with respect thereto, are a fair and accurate summary of the matters addressed therein under existing law and the assumptions stated therein;

               (i) The Trust Fund is not required to be registered as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act");

               (j) The Pooling Agreement provides and the Company and the Trustee state therein that they intend, that the transfer of the Mortgage Loans to the Trustee constitutes a sale. If, however, a court were to find that such transfer did not constitute a sale then assuming (i) delivery and continued possession in New York by the Custodian of the Notes, endorsed in the name of the Trustee or in blank, and (ii) that the Custodian was without notice of any adverse claim (as such term is used in Section 8-302 of the New York Uniform Commercial Code (the ("UCC")) with respect to the Notes, the execution and delivery of the Pooling Agreement are effective to create a valid and duly perfected lien on and security interest in the Notes, as security for the obligations of the Company to the Trustee pursuant to the Pooling Agreement, which is subject to no prior lien or security interest. The opinion set forth in this paragraph is subject to standard exceptions; and

               (k) Such counsel have participated in conferences with officers and other representatives of the Company, Stern, Neubauer, Greenwald & Pauly, LTC's California real estate counsel, the Purchaser and the Purchaser's counsel in connection with the preparation of the Offering Circular and although such counsel have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Circular no facts have come to such counsel's attention which lead such counsel to believe that the Offering
          Circular, at any time from the date thereof through the date of such opinion, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel may express no view with respect to the financial, statistical and accounting data included in or appended as exhibits to the Offering Circular).

               (v) The Purchaser shall have received an opinion of counsel from Weil, Gotshal & Manges, LLP counsel to the Company and LTC, dated the Closing Date, in form and substance satisfactory to the Purchaser to the effect that:

               (a) the Trust Fund will qualify for treatment for Federal income tax purposes as two separate real estate mortgage investment conduits, as defined in Section 860D of the Code (the "Upper-Tier REMIC" and the "Lower-Tier
          REMIC");

               (b) the Class A Certificates, Class B Certificates, Class C Certificates, Class D Certificates, Class E Certificates, Class F Certificates, Class G Certificates, Class X-1 Certificates and Class X-2 Certificates will constitute "regular interests" in the Upper-Tier REMIC and the Class R Certificates will constitute the single class of "residual interests" in the Upper-Tier REMIC within the meaning of the Code; and

               (c) The Class AL Interest, the Class BL Interest, the Class CL Interest; the Class DL Interest, the Class EL Interest, the Class FL Interest, Class GL Interest, and the Class X-1L Interest will constitute "regular interests" in the Lower-Tier REMIC and the Class LR Ceritifcates will constitute the single class of "residual interests" in the Lower-Tier REMIC within the meaning of the Code.

                (vi) The Purchaser shall have received an opinion from Ballard Spahr Andrews & Ingersoll, Maryland local counsel to LTC, dated the Closing Date in form and substance satisfactory to the Purchaser to the effect that:

                (a) LTC has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland;

                (b) LTC possesses the corporate power and authority to own its current properties and to conduct its business as now being conducted and as described in the Offering Circular and to execute and deliver, and perform its obligations under, the Agreements. LTC has all requisite corporate power and authority to convey to the Company, the Mortgage Loans (as defined in the Transfer Agreement) as contemplated by the Transfer Agreement;

                (c) All necessary corporate action has been taken to authorize the execution and delivery by LTC of the Agreements and the performance by LTC of its obligations thereunder; and the Agreements, have been duly executed and delivered on behalf of LTC;

                (d) The execution and delivery by LTC of the Agreements and compliance by LTC with the provisions thereof: (i) does not, and will not, conflict with or violate any of the terms and provisions of LTC's Charter or By-Laws or the Maryland General Corporation Law (the "MGCL"); (ii) will not conflict with, result in a breach or violation of or the acceleration of indebtedness under or constitute a default under the terms of any indenture or other agreement or instrument known to us and to which LTC is a party or by which it is bound; and (iii) does not, and will not, require any consent, approval, authorization or, registration or filing with, or notice to, any governmental or regulatory authority, agency, department, commission, board, bureau, body or instrumentality of the State of Maryland pursuant to any provision of the MGCL; and

                    (e) Based solely upon an officer's certificate and to such counsel's knowledge, there is no action, suit or proceeding against, or governmental investigation of LTC, pending or threatened before any Maryland court or Maryland administrative agency which (i) seeks to prevent the performance by LTC of its obligations under the Agreements, (ii) might materially and adversely affect the performance by LTC of its obligations under, or the validity of, the Agreements or (iii) might materially and adversely affect the rights of LTC with regard to any Mortgaged Property except as disclosed in the applicable title insurance policies and related documentation delivered at Closing.

                    (vii) the Purchaser shall have received an opinion from Latham & Watkins, California Counsel to LTC dated Closing Date in form and substance satisfactory to the Purchaser to the effect that:

                    (a) LTC is qualified to do business in the State of California;

                    (b) The execution and delivery of the Transfer Agreement and Pooling Agreement by LTC and the performance of the obligations of LTC under the Transfer Agreement and Pooling Agreement do not (i) violate any California statute or regulation applicable to LTC, (ii) require any consents, approvals, authorizations, registrations, declarations or filing by LTC under and California statute or regulation applicable to LTC (except for any filings with respect to any UCC financing statement for the transfer of the Mortgage Loans, as to which we express no opinion), (iii) result in the creation or imposition of any lien, charge or encumbrance upon the Mortgage Loans, the Certificates or any property or assets of LTC, except such liens, charges or encumbrances, if any, that may arise as a result of the Transfer Agreement and Pooling Agreement, or (iv) violate any judgement, writ, injunction, decree, order or ruling of any court or governmental authority binding on LTC of which we are aware. No opinion is ex-
         pressed in this paragraph (b) as to the appli-cation of any antifraud laws or securities or Blue Sky laws (not including the California
         Real Property Securities  Dealers law);

              (c)  The transfer, assignment and convey-
         ance of the Mortgage Loans by LTC to the Compa-ny pursuant to the Transfer Agreement are not subject to the Bulk Sales Law of Division 6 of the California Commercial Code;

              (d)  A federal or state court sitting in
         California would honor the parties' choice of law of New York as the law applicable to the Transfer Agreement and Pooling Agreement sub-ject to the qualification that a court in Cali-fornia might not apply the laws of New York respecting (a) the procedural rules governing or affecting any action in California to en-force the Transfer Agreement and Pooling Agree-ment or (b) any provision or practice condoned or permitted by New York law which is deter-mined to be against a strong public policy of the State of California;

              (e)  the Lower-Tier REMIC and the Upper-
         Tier REMIC will each qualify as a REMIC for purposes of the California Revenue and Taxation
         Code;

              (f)  As a result of the qualification of
         the Lower-Tier REMIC and the Upper-Tier REMIC as REMICs for purposes of the California Taxa-tion Code, the Lower-Tier REMIC and the Upper-
         Tier REMIC will not be subject to California income or franchise taxes, except as provided below. The Lower-Tier REMIC and the Upper-Tier
         REMIC may be subject to California income or franchise tax in certain circumstances where
         Federal income tax is also imposed, such as in the case of net income from foreclosure proper-ty. In addition, the Lower-Tier REMIC and the Upper-Tier REMIC may be subject to the minimum
         California franchise tax under section 23153 of the California Revenue and Taxation Code. The minimum California franchise tax is currently
         $800.00 for each income year; and

               (g) We are unaware of any other California taxes that might be imposed on the Lower-Tier REMIC and the Upper-Tier REMIC, except for
          (i) local taxes, such as real property taxes and documentary transfer taxes, that might apply to the acquisition, holding or disposition of real property as the result of foreclosure of one more of the Mortgage Loans and (ii) local business license taxes that might be imposed by various jurisdictions within California.

               (viii) The Purchaser shall have received an opinion of counsel to the Trustee, dated the Closing Date and in form and substance satisfactory to the Purchaser;

               (ix) The Purchaser shall have received an opinion of its counsel, dated the Closing Date and in form and substance satisfactory to the Purchaser;

               (x) The Purchaser shall have received an opinion of counsel to GMAC Commercial Mortgage Corporation, as Master Servicer, dated the Closing Date and in form and substance satisfactory to the Purchaser;

               (xi) The Purchaser shall have received all opinions required by each of Standard & Poor's Ratings Group and Fitch Investors Service, Inc. in order to obtain the required ratings on the Offered Certificates;

               (xii) The Company shall have furnished or caused to be furnished to the Purchaser on the Closing Date certificates of officers of the Company satisfactory to the Purchaser as to the accuracy of the representations and warranties of the Company herein at and as of the Closing Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Closing Date and as to such matters as the Purchaser may reasonably request;

               (xiii) LTC shall have furnished or caused to be furnished to the Purchaser at the Closing Date certificates of officers of LTC satisfactory to the

     Purchaser as to the accuracy of the representations and warranties of LTC herein at and as such Closing Date, as to the performance by LTC of all of its obligations hereunder to be performed at or prior to such Closing Date as to such matters as the Purchaser may reasonably request;

               (xiv) The Class A Certificates shall have been rated not less than "AAA," by each of Standard & Poor's Ratings Services and Fitch Investors Service, L.P.;

               (xv) All other opinions, certificates and other documents incident to, and all proceedings in connection with the transactions contemplated by any of the Agreements shall be reasonably satisfactory in form and substance to the Purchaser and its counsel. The Purchaser and its counsel shall have received copies of all documents and other information as they may reasonably request, in form and substance satisfactory to the Purchaser and its counsel, with respect to such transactions and the taking of all proceedings in connection therewith;

               (xvi) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in LTC securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event specified in this clause (iv) in the Purchser's judgement makes it impracticable or inadvisable to proceed with the offering or the delivery of, on the terms and in the manner contemplated by this Agreement and the Offering Circular; and

               (xvii) Subsequent to the date hereof, there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of the Company or LTC singly or in the aggregate, which the Purchaser concludes in its judgment, materially impairs the investment quality of the Offered Certificates so as to make it impractical or inadvisable to market the Offered Certificates as contemplated by the Offering Circular.

          If any of the conditions specified in this Section 8 shall not have been fulfilled when and as provided by this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be satisfactory in form and substance to the Purchaser and counsel to the Purchaser, this Agreement and all obligations of the Purchaser hereunder may be cancelled at, or at any time prior to, the Closing Date by the Purchaser. Notice of such cancellation shall be given to the Company in writing, or by telephone confirmed in writing. Such cancellation shall be without prejudice to any rights, claims or remedies that the Purchaser may have pursuant to this Agreement or otherwise against any of the Company or LTC or any other person by reason of such cancellation.

          9.   Indemnification and Contribution.  (a) The Company and LTC will,
               --------------------------------
jointly and severally, indemnify and hold harmless the Purchaser, the partners, officers, employees and agents of the Purchaser and each person who controls the Purchaser within the meaning of either the 1933 Act or the 1934 Act or otherwise, against any losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement alleged untrue statement of a material fact contained in the Offering Circular, any amendment or supplement thereto, or any information provided to any holder or prospective purchaser of Offered Certificates pursuant to Section 6(d) herein, or any ABS Term Sheets, Structured Term Sheets or Collateral Term Sheets (as such terms are defined in the no action letter dated February 17,1995, issued by the Securities and Exchange Commission to the Public Securities Association), or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and LTC will not
                            --------  -------
be liable in any such case to the extent that any loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Circular or any such amendment or supplement in reliance upon and in conformity with the information hereto furnished to the Company and LTC by the Purchaser expressly for use therein.

               (b) The Purchaser agrees to indemnify and hold harmless each of the Company and LTC and their respective directors, officers, employees and agents and each person who controls the Company or LTC within the meaning of either the 1993 Act or the 1934 Act or otherwise, against any losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Offering Circular or any amendment or supplement thereto, or any ABS Term Sheets, Structured Term Sheets or Collateral Term Sheets (as such terms are defined in the no action letter dated February 17, 1995, issued by the Securities and Exchange Commission to the Public Securities Association), or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such statement or alleged untrue statement or omission or alleged omission was made in the Offering Circular or any such amendment or supplement in reliance upon and in conformity with the information hereto furnished to the Company or LTC expressly for use therein, and will reimburse each such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred. This indemnity agreement shall be in addition to any liability which the Purchaser may otherwise have

                    (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party or parties in writing of the commencement thereof, but the omission so to notify the indemnifying party or parties shall not relieve the indemnifying party or parties form any liability which it or they may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party, it shall notify the indemnifying party or parties of the commencement thereof, and the indemnifying party or parties shall be entitled to participate therein and, to the extent that it or they shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party or parties), and, after notice from the indemnifying party or parties to such indemnified party of its or their election so to assume the defense thereof, the indemnifying party or parties shall not be liable to such indemnified party under such subsection for any legal expense of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs or investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                    (d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof), then the Company and LTC on the one hand and the Purchaser on the other shall contribute to the amount paid or payable as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and LTC on the one hand and the Purchaser on the other from the offering of the Offered Certificates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and LTC on the one hand and the Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Company and LTC on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total purchase discounts and commissions received by the Purchaser. The relative fault shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omissions. The amount paid or payable by a party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses incurred by such party in connection with investigating or defending any such claim. The Company and LTC and the Purchaser agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other
                                             --- ----
method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this subsection (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11
(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Purchaser within the meaning of the 1933 Act; and the obligations of the Purchaser under this Section 9 shall be in addition to any liability which the Purchaser may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the 1933 Act.

          10.  Survival.  The respective indemnities, agreements,
               --------
representations, warranties and other statements of the Company, LTC and the Purchaser, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Purchaser or any controlling person of the Purchaser, the Company or LTC or any officer, director, employee, agent or controlling person of the Company or LTC and shall survive delivery of and payment for the offered Certificates.

          11   Notices.  All notices and other communications hereunder shall be
               -------
in writing and shall be sent by mail, telex or facsimile transmission, addressed (a) if to the Purchaser, to Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Steven Stuart, facsimile; (212) 357-5505, (b) if to the Company, to LTC REMIC Corporation, 300 Esplanade Avenue, Suite 1260, Oxnard, CA 93030, Attention: Andre Dimitriadis; and (c) if to the Originator or LTC, to LTC Properties, Inc., 300 Esplanade Drive, Suite 1860, Oxnard, CA 93030
Attention: James Pieczynski, facsimile: (805) 981-8663. Any notice so given shall take effect upon receipt thereof.

          12.  Miscellaneous.  (A)  THIS AGREEMENT SHALL BE CONSTRUED AND
               -------------
ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          (b) The Headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.

          (c) This Agreement shall be binding upon, and inure solely to the benefit of, the Purchaser, LTC and the Company and, to the extent provided in Sections 9 and 10 hereof, the partners, officers, employees and agents of the Purchaser and the directors, officers, employees and agents of each of the Company and LTC and each person who controls the Company and LTC or the Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. Except with respect to Section 6(e), no purchaser of any of the Offered Certificates from the Purchaser shall be deemed a successor or assign by reason merely of such purchase. No right duty under this Agreement may be assigned or delegated by the Company or LTC without the written consent of the Purchaser and any such assignment or delegation made without such consent shall be null and void for all purposes.

          (d) Except as otherwise provided in the final paragraph of Section 8, this Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

          (e) This Agreement may be executed in any number of counterparts, each of which counterparts shall be an original, but all of which shall constitute one instrument.

          If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon the acceptance hereof by the Purchaser, this letter and such acceptance hereof shall constitute a binding agreement between the Purchaser, the Company and LTC.


                                             Very truly yours,

                                             LTC REMIC CORPORATION


                                             By:  /s/ Chris Ishikawa
                                                  ------------------------------
                                                  Name:   Chris Ishikawa
                                                  Title:  Treasurer

                                             LTC PROPERTIES, INC.

                                             By:  /s/ James J. Pieczynski
                                                  ------------------------------
                                                  Name:   James J. Pieczynski
                                                  Title:  SUP & CFO

Accepted as of the date hereof:

GOLDMAN, SACHS & CO.

By /s/ Goldman Sachs & Co.
   ----------------------------
   Name:  Todd Eagle
   Title: Associate

          If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon the acceptance hereof by the Purchaser, this letter and such acceptance hereof shall constitute a binding agreement between the Purchaser, the Company and LTC.


                                                  Very truly yours,

                                                  LTC REMIC CORPORATION

                                                  By:  _________________________
                                                       Name:
                                                       Title:

                                                  LTC PROPERTIES, INC.

                                                  By:  _________________________
                                                       Name:
                                                       Title:

Accepted as of the date hereof:

GOLDMAN, SACHS & CO.

By /s/ Goldman Sach & Co
   ----------------------------
   Name:   Todd Eagle
   Title:  Associate

                       SCHEDULE I TO PURCHASE AGREEMENT

Title of Offered Certificates:
     LTC Commercial Mortgage Pass-Through
     Certificates, Series 1996-1

Aggregate principal amount:

     $69,177,000 Class A Certificates
     $ 8,718,000 Class B Certificates
     $ 7,593,000 Class C Certificates
     $ 5,062,000 Class D Certificates
     $     1,000 Class R Certificates
     $     1,000 Class LR Certificates

                            Price to Investor*      Purchase Price to Purchaser*
                            ------------------      ----------------------------
                               As a % of                         As a % of
                               The Principal                     The Principal
                               Amt. of Offered                   Amt. of Offered
                               Certificates                      Certificates
Class             Price            Price %         Price             Price %
  A            $69,151,750        99.9635%      $68,459,980         98.9635%
  B            $ 8,716,222        99.9796%      $ 8,629,042         98.9796%
  C            $ 7,591,846        99.9848%      $ 7,515,916         98.9848%
  D            $ 5,060,497        99.9703%      $ 5,009,877         98.9703%
  R**          $  (300,000)            --       $  (300,000)             --
  LR**         $   (25,000)            --       $   (25,000)             --
               ------------     ------------    ------------      ------------
               $90,195,314        99.6061%      $89,289,814         99.6061%

  * Does not include accrued interest which will be paid from March 1, 1996 up to the Closing Date.

  ** LTC will pay to the Purchaser an amount equal to the above stated price for the Class R and LR Certificates.

Specified funds for payment of purchase price:
     Immediately available funds

Pooling and Servicing Agreement:
     Pooling and Servicing Agreement, to be dated as of March 1, 1996, among LTC, as depositor, GMAC Commercial Mortgage Corporation, as Master Servicer LaSalle National Bank, as Trustee, ABN AMRO Bank NV, as fiscal agent, LTC, as special servicer and, as to certain provisions described therein, LTC, as originator.

Final Scheduled Distribution Date:   April 15, 2028

Interest Rate:
     7.06% Class A Certificates
     7.44% Class B Certificates
     7.56% Class C Certificates
     7.97% Class D Certificates
     9.16% Class R Certificates
     9.16% Class LR Certificates

Interest Payment Dates:
     The 15th day of each month, or if such day is not a Business Day, on the next succeeding Business Day.

Time of Delivery:   March 29, 1996

Closing Location:   Skadden, Arps, Slate, Meagher & Flom 919 Third Avenue
                    New York, New York, 10022

Name and address of Purchaser:

     Goldman, Sachs & Co.
     85 Broad Street
     New York, New York, 10004

Supplemental Documents, if any, to be delivered with the Final Offering
Circular:

     None.

                     [LETTERHEAD OF GOLDMAN, SACHS & CO.]


      $90,552,000
LTC COMMERCIAL MORTGAGE PASS-THROUGH
CERTIFICATES, SERIES 1996-1
     Class A,B,C,D,R,LR Certificates


                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS that Goldman, Sachs & Co. does hereby make, constitute and appoint TODD EAGLE of 85 Broad Street, New York, New York
                             ------------
its true and lawful attorney, to execute and deliver in its name and on its behalf, whether Goldman, Sachs & Co. is acting individually or as representative of others,

     Purchase Agreement and other related closing documents

giving and granting unto said attorney-in-fact full power and authority to act in the premises as fully and to all intents and purposes as Goldman, Sachs & Co. might or could do if personally present by one of its partners, hereby ratifying and confirming all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

     We hereby acknowledge and declare that the said  TODD EAGLE  as
                                                     ------------
attorney-in-fact for said firm, constituted by these presents, is hereby directed and authorized to sign such documents and any other instruments or papers necessary or proper in connection with the exercise of the power conferred on him/her by these presents with the signature only of Goldman, Sachs & Co. and that the authorized signature of the name of our said firm, by our said attorney-in-fact, is in the form and chirography as follows:


                                             /s/ Goldman Sachs & Co
                                             -----------------------

     IN WITNESS WHEREOF, the undersigned has duly subscribed these presents this 21st day of March, 1996


                                             /s/ Goldman Sachs
                                             -----------------------
                                              (Goldman, Sachs & Co.)


                                             By: [SIGNATURE ILLEGIBLE]
                                                ----------------------
                                                 General Partner